ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2017
ACQUISITION
Schedule of consideration paid for the acquisition and fair values of assets and liabilities

Total

Purchase consideration:
Cash sourced from credit facility	$117,227
Cash on hand	36,752

Total cash consideration paid	$153,979

Recognized amounts of identifiable assets acquired and liabilities assumed measured at their respective fair values:
Investment properties	$154,726
Working capital	(747)

Total identifiable net assets	$153,979